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                                                                    Exhibit 24.1

                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this Registration
Statement of EPIC Design Technology, Inc. on Form S-8 of our reports dated October 9, 1995 appearing in the Annual Report on Form 10-K of EPIC Design Technology, Inc. for the year ended September 30, 1995.



DELOITTE & TOUCHE LLP
San Jose, California
August 1, 1996

                                          /S/ DELOITTE & TOUCHE LLP